Longbow Research
Construction Materials
Investor Conference

February 19, 2009

Certain statements provided in this presentation, including those that express a belief, expectation or intention and those that are not of historical fact, are “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve a number of risks and uncertainties and are intended to qualify for the safe harbors from liability established by the
Private Securities Litigation Reform Act of 1995. These risks and uncertainties may cause actual results to differ materially from expected results and are described in detail in filings made by U.S. Concrete, Inc. (the “Company”)
with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.

The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly on them. Many of these forward-looking statements are based on expectations and assumptions about future events that may prove to be inaccurate. The Company’s management considers these expectations and assumptions to be reasonable, but they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company undertakes no obligation to update these statements unless required by applicable securities laws.

Also, this presentation will contain various financial measures not in conformity with generally accepted accounting principles (“GAAP”).  A reconciliation to the most comparable GAAP financial measure can be found at the end of this presentation.

Forward-Looking Statement

Company Overview

Company Overview

Ready mixed concrete

6.5 million cubic yards

132 fixed concrete and 12 portable plants

Leading market position in 5 regions

Aggregate business

7 producing aggregate facilities

2 aggregate facilities leased to third parties

Precast products

Eight production facilities

Solid operating margins

Internal and external growth
opportunities

Top 10 Producer of ready-mixed concrete in the U.S.

SAN FRANCISCO

SANTA ROSA

SACRAMENTO

SAN JOSE

MD

NJ

DE

NY

PA

FIXED READY-MIXED

PRECAST

BLOCK

AGGREGATES

Broad Geographic Footprint

HEADQUARTERS

Aggressively manage through current economic cycle

Implement cost controls throughout organization

Control capital spending

Manage balance sheet and capital structure

Maintain maximum liquidity

Evaluate existing asset base

Ensure assets are delivering appropriate returns

Increasing focus on value-added and engineered sales

Conservatively evaluate internal and external growth

Our Strategy Today

Industry Overview

Over $60 billion in annual revenue

More than 2,300 independent ready-
mixed concrete producers

More than 3,600 precast concrete
manufacturers

Increasing vertical integration among
cement, aggregates and concrete
producers

Cemex / Rinker

Hanson / Heidelberg

Vulcan / Florida Rock

Votorantim / Prairie Materials

$27 billion

$26 billion

Source: National Ready-Mixed Concrete Association and National Precast Concrete Association

Large, Fragmented Market

($ in billions)

Concrete Products Market Size

$26.0

$36.0

$0.0

$10.0

$20.0

$30.0

$40.0

$50.0

$60.0

$70.0

Pre-Cast

Ready Mixed

Route to Market

Ready mix serves as principal route to market for cement, as well as an important channel for aggregates.

CEMENTITIOUS

AGGREGATES

BITUMEN

MORTAR

READY MIX

CONCRETE PRODUCTS

ASPHALT + CONSTRUCTION

SERVICES

CUSTOMERS

Cement

Blended cement

Fly

-

ash

Slag

5%

75%

15%

2%

22%

15%

25%

36%

5%

%

Indicates amount of volume moved through each product

Home Builders

General Contractors/

Self Builders

Merchants/DIY

Civil Engineering

Contractors

Local Authorities /

Highway Agency

35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.7%
13.1%
3.6%
8.1%
22.2%
2000
2008
Vertically Integrated Cement Producers
Top 10 Producers

Top 10 Producers Market Share Trend

Source:  Company Estimates

Vertically Integrated Producers have achieved greater
concentration in major metropolitan markets

30.3%

Residential
26%
Street, Highway
& Other Public Works
19%
Commercial & Industrial
55%

Ready-Mixed Concrete End Use Markets

Source:  F.W. Dodge

U.S. Concrete

Source:  Company filings - 2008

Total U.S. Market

Commercial and industrial sectors generate higher margins

Streets and highways often self- performed by construction companies

Other Public

Works

33%

Street &

Highway

20%

Residential

23%

Commercial &

Industrial

24%

40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
2003
2004
2005
2006
2007
2008
2009
Single Family
Multifamily
Commercial
Public Works
Total

McGraw Hill U.S. Construction Starts

2009 – (7.0%)

Represents annual percent change in construction dollars.

NAHB New Starts Forecast

6.3%

(12.6%)

(30.2%)

(16.2%)

27.6%

(26.0%)

1,719

1,474

1,034

633

546

740

354

338

307

303

238

260

0

500

1000

1500

2000

2500

2005

2006

2007

2008

2009

2010

Single Family

Multifamily

The American Recovery and Reinvestment Act

$787 billion economic stimulus pack signed by President Obama
February 17, 2009

Cornerstone for federal action to help boost U.S. economy

$48 billion in new transportation investments

$27.5 billion for highways / bridge repair

$8.4 billion for public transportation

$1.5 billion for discretionary surface transportation

$1.3 billion for aviation system

$8 billion for passenger rail

“Shovel” ready programs to begin in 90 – 180 days

$65 to $70 billion estimated of construction-ready projects

PCA conservatively estimates 6 to 8 million tons of cement annually

The American Recovery and Reinvestment Act

Expected impact of stimulus plan toward end of 2009 and into 2010

Should slow the demand declines by an estimated 6% - 8% for 2009

Potentially create an increase in demand growth in 2010 of up to 5% over
2009 levels

Every $5 billion in infrastructure spending equals roughly 1 million yards of ready-mixed concrete demand

PCA continuing to forecast weak demand for cement, with 15%
drop in 2009 and 8% drop in 2010, excluding impact of stimulus package.  The large number of states in fiscal crisis is the largest contribution to near term weakness in cement consumption, since nearly 50% of cement is consumed by public sector

US Concrete has significant operations in the states that will receive significant funding allocations for infrastructure spending

16

Infrastructure Allocations by State

Top Ten States

U.S. Concrete

Operations

Allocation

Amount

California

Yes

$3.9 B

Texas

Yes

$2.8 B

New York

Yes

$2.7 B

Florida

No

$1.8 B

Illinois

No

$1.6 B

Pennsylvania

Yes

$1.5 B

New Jersey

Yes

$1.3 B

Ohio

No

$1.3 B

Michigan

Yes

$1.1 B

Georgia

No

$1.1 B

Sub Total -Top 10

$19.1 B

Other States

$20.3 B

TOTAL

$31.8B

         U.S. Concrete operates in six out of the top ten states receiving funding

150
125
100
75
50
25
0
Million Metric Tons
-13.2%
-8.6%
+5.3%
+5.8%
95.6
6.3
81.1
17.4
74.7
18.0
79.4
2008
2009
2010
2011
Without Stimulus
With Stimulus

Stimulus Impact Projections – Cement
Demand

-15.1%

-8.0%

+6.3%

+8.4%

+22.6%

+23.3%

87.4 MMT

92.1 MMT

97.4 MMT

Source:  PCA Estimates

Company End Use Markets

Millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
22%
46%
32%
21%
41%
38%
12%
46%
42%
14%
39%
47%
16%
35%
49%
19%
26%
55%
2003
2004
2005
2006
2007
2008
Commercial & Industrial
Residential
Street, Highway & Other Public Works

Historical Revenue – Consolidated

Millions
$200
$150
$100
$50
$0
39%
49%
42%
34%
24%
54%
23%
23%
57%
36%
7%
37%
47%
16%
NJ / NYC
Michigan
Northern Calif
DFW
West Texas
Commercial and Industrial
Residential
Street, Highway & Other Public Works

2007 Revenues by Major Market – Ready Mixed Concrete

12%

Millions
$200
$150
$100
$50
$0
29%
14%
57%
8%
28%
64%
34%
46%
23%
33%
44%
20%
39%
41%
NJ / NYC
Michigan
Northern Calif
DFW
West Texas
Commercial and Industrial
Residential
Street, Highway & Other Public Works

2008 Revenues by Major Market – Ready Mixed Concrete

20%

Financial Highlights

Ready-Mixed Volume Analysis

4th Quarter

-16.9%

-13.7%

     Total

-3.1%

-3.1%

Other Units

-19.0%

-19.0%

Michigan

-14.7%

-14.7%

Central CA

-10.0%

5.6%

West Texas

-17.3%

-17.3%

DFW

-31.5%

-21.1%

New Jersey

vs. 2007

2007

Region

S-S-S 08

2008 vs

2008 vs.

S-S-S 08 vs

2007

2007

-9.6%

-15.3%

-11.7%

-11.7%

10.0%

-4.9%

-8.7%

-8.7%

-21.3%

-24.2%

-1.7%

-1.7%

-9.2%

-12.1%

Full Year

Company Ready Mix Average Selling Prices

% Change

0.7%

1.2%

Consolidated

1.2%

-2.4%

Michigan

-2.8%

-3.6%

Northern California

2.7%

-1.7%

New Jersey

0.0%

13.6%

West Texas

0.6%

2.6%

DFW

vs 3Q08

4Q08

vs 4Q07

4Q08

FY08

vs. FY07

2.8%

12.5%

-2.9%

1.0%

-2.8%

2.6%

% Change

Percent of Sales

Company Ready Mix Material Spread

0.9%

0.7%

Consolidated

6.0%

10.0%

Michigan

-3.8%

-3.6%

Northern California

-5.7%

-2.1%

New Jersey

4.9%

1.8%

West Texas

5.1%

7.6%

DFW

4Q08 vs 4Q07

4Q08 vs 3Q08

FY 2008 vs FY 2007

-4.0%

4.9%

-1.2%

-2.1%

-0.4%

-0.9%

Goodwill Analysis

Goodwill

We expect to record a noncash goodwill impairment accounting charge in
4Q08 of between $130 million and $140 million.  Principal reasons are due to the downturn in the U.S. economy (specifically, the construction sector), our expected future cash flow from our operating units, our low common stock price (determining our enterprise value from a market perspective), our expected higher cost of capital due to the current credit crisis and other third party valuation factors.

Income tax benefit will be significantly below normally expected tax benefits.

The reporting units with significant impairment charges are South Central
Region (DFW),  Precast Division and Atlantic Region.

Cost Saving Initiatives

Cost Savings Initiatives Summary

Reduced fleet size by 9.0% from 2007 levels, including acquired trucks from acquisition program (106 ready-mixed concrete vehicles).  Greater than 15% reduction without acquisitions.  Annual savings approximate $4 million.

Reduced salaried work force by approximately 10% (73 team members) in
November/December, saving $6.5 million annually.

Excluding salaried personnel related to acquisitions, we have reduced our salaried workforce by 21.2% from 723 team members to 580 team members during 2008.  With acquisitions, we have 609 salaried team members as of December 31, 2008.

Hourly workforce has been reduced by 13.2%, or 278 union and non union team members, from 12/31/07 statistics (excluding acquisition workforce).
Annual savings approximate $11 million at $40K per team member fully-
loaded.

Managing Through the Economic Cycle

Cost control initiatives continue

Headcount reductions

Reducing discretionary spending

Disposing of excess equipment

Temporarily idling plants

Controlling capital expenditures

Limiting external growth initiatives

Focusing on value-added and engineered sales program and
infrastructure projects

Key Company Strengths

Leading market share positions

5 regional markets

Effectively managing through economic
cycle

Strong balance sheet with solid liquidity

$5.3 million of cash at December 2008

$91.1 million of credit available

No significant financial covenants

Credit facility matures in 2011 and
Subordinated Notes due in 2014

Longbow Research
Construction Materials
Investor Conference

February 19, 2009